THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

SEPARATE ACCOUNT A

Supplement Dated November 18, 2021

to the Prospectus of

Fixed and Variable Deferred Annuity Contracts

Portfolio Director® dated May 3, 2021

Portfolio Director® Freedom Advisor dated May 3, 2021

Portfolio Director® Plus dated May 3, 2021

This Supplement updates certain information in the Variable Account Options subsection of the Prospectus.

Effective November 1, 2021, a change of control occurred for Wells Fargo Asset Management, which includes Wells Capital Management Incorporated (“WellsCap”), the subadviser for VALIC Company I International Value Fund and Small Cap Special Values Fund (each, a “Fund” and together, the “Funds”). As part of the change of control transaction, WellsCap changed its name to Allspring Global Investments, LLC (“Allspring”). Accordingly, as it pertains to the Funds, the Adviser/Sub-Adviser found in the list of Variable Account Options and corresponding Adviser/Sub-Advisers is deleted and replaced with the information below.

Variable Account Options	Adviser/Sub-Adviser
International Value Fund	Adviser: VALIC Sub-Adviser: Allspring Global Investments, LLC (“Allspring”)

Variable Account Options	Adviser/Sub-Adviser
Small Cap Special Values Fund	Adviser: VALIC Sub-Adviser: Allspring

Please keep this Supplement with your Prospectus.